Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 14 – Subsequent Events

On March 24, 2017, the Company entered into an unsecured debt financing arrangement with Stillwater Trust LLC, an investor who with affiliates collectively control approximately 46% of the Company’s outstanding common stock.   Under the financing agreement, the Company may borrow, through June 30, 2018, up to $2 million for general working capital purposes and up to an additional $3 million should the Company’s lender not provide borrowing availability under its normal terms and conditions through its ABL facility.   The agreement expires and borrowings become due upon the earlier of June 30, 2020; the completion of one or a series of equity financings which raise collectively $5 million or greater of gross proceeds; or an event of default, as defined in the agreement.  Amounts borrowed under the financing agreement, once repaid, cannot be reborrowed.

The amounts drawn on the line accrue interest at 6% per annum payable at maturity, and are subject to an upfront drawdown fee of 2% of the amount drawn and a quarterly interest surcharge of 2% paid upfront and due commencing on the 180-day anniversary of each draw regardless of whether the draw is still outstanding and then a 2% quarterly interest surcharge until the draws are repaid. In connection with the financing commitment, the investor received a $50,000 commitment fee and a warrant to purchase 100,000 shares of common stock at an exercise price of $2.25 per share, the closing market price of the Company’s common stock on the date the arrangement was executed.  In the event the Company does not raise at least $5 million in gross proceeds from an equity offering within 180 days of the first draw on the facility, it will be required to file a registered rights offering with the Securities and Exchange Commission within 45 days of the 180-day period to all holders of securities of the Company.  In connection with the facility, the Company, its lender and the investor entered into an intercreditor agreement.

Mr. Christopher Brody, a member of the Company’s board of directors, is also the President and Managing Director of Stillwater Holdings LLC and is the Vice President of Stillwater Trust LLC, which is the Company’s largest stockholder. The decision of Stillwater Trust LLC to enter into the financing arrangement was made independently of Mr. Brody and the financing was not required or suggested by Mr. Brody. The terms of the financing were determined solely by negotiation among the Company and Stillwater Trust LLC. Mr. Brody did not participate in the deliberations of the Company’s board of directors or the special committee of the Company’s board formed to review the terms of the financing with respect to the approval of the financing and abstained from voting thereon.